IEC electronics corp

Absolutely, Positively, Perfect and On-Time(sm)

Investor Presentation

August 2009

Safe Harbor Statement

The foregoing, including any discussion regarding the Company's future prospects, contains certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with economic conditions in the electronics industry, particularly in the principal industry sectors served by the Company, changes in customer requirements and in the volume of sales to principal customers, competition and technological change, the ability of the Company to control manufacturing and operating costs, satisfactory relationships with vendors. The Company's actual results of operations may differ significantly from those contemplated by any forward-looking statements as a result of these and other factors, including factors set forth in the Company's 2007 Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission.

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Wall Street Coverage

- **The EMS sector is impressively efficient**
  - 15+ analysts cover some of the larger companies in the industry
  - Nothing new to glean and everyone's return on investment is effectively the same

  - **No analyst currently covers IEC**
    - Asymmetry of information provides opportunity
    - For the past three years, IEC has consistently outperformed the industry

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Company Overview

- **Founded**: 1967
- **Location**: Newark and Victor, NY
- **# of Employees**: 380 +
- **State-of-the-art facilities**
  - 330,000 sq. ft. mfg facility
  - 10 SMT lines
  - COMSEC Standard, AS9100, ISO 9001:2000
  - Lean and Six Sigma environment and culture

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Company Overview (continued)

- Contract electronic manufacturing services for advanced technology companies primarily in the following sectors:
  - Military and Aerospace
  - Industrial
  - Medical

- Ultra high reliability applications for complex assemblies:
  - Prototype and volume circuit board assembly
  - Test engineering support
  - Systems build, final packaging and distribution

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Our Vision

"Absolutely, Positively Perfect and On-Time[(sm)]"

IEC electronics corp
Absolutely, Positively, Perfect and On-Time(sm)

Growth Drivers



Revenue (in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
2004
2005
2006
2007
2008
2009
(Projected)

Growth rate substantially greater than the EMS industry

- Changed business model
  - High value add
  - New markets
  - Acquisitions
  - Expand proprietary capabilities

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Business Model Change

Shift to High Value/Low Volume Model

Old Model

Low Value,

High Volume

New Model

High Value, Low Volume

Customers with complicated electronics

Customers resistant to transferring work outside the U.S.

- -Proprietary Technology
- -Government Restrictions

- Expand Proprietary capability
- Acquire strategic assets to support our customers

Expect core business to grow 17+/-% per year

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Business Model Change

New Sectors and Growth



2005
Communications
40%
Industrial
28%
1%
Military
31%
Computing



2008
Communications
11%
Medical &
Other
9%
Industrial
30%
Aerospace
11%
39%
Military

Military and Aerospace business has increased from essentially zero to 50% of IEC's revenues in 3 years

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Business Model Change
Acquisition Strategy

- $43 million NOL is a substantial asset
- Enables us to make acquisitions
  - Companies serving the same customer base
  - Illustration: Val-U-Tech (June 08)
    - Acquisition accretive from day one
- Retained small investment bank to assist strategy

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Business Model Change

Expand Proprietary Capabilities

- Material analysis lab
- Web access:
  - To manufacturing information
  - Quality data

High Reliability Material Analysis Lab

Competitors > 20X our size lack this capability



Ersascope image of dewet ceramic BGA caused by oxidation of eutectic Cu/Ag ball.

Stereo image of metal migration caused by improper flux usage during customer repair.





Crack in phosphor rich layer in ENIG finish on lead free assembly

Cross-sectional analysis of flip chip connection inside a BGA on a stacked microvia construction.



Where is the sales growth coming from?



Revenue (in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
2004
2005
2006
2007
2008
2009
(Projected)

The Economy and Our Customers

- Deep recession
- Impressive customers from a diverse group of industries
  - A number of customers are increasing their business with us
  - Military and Medical sectors remain strong
- Some customers are being negatively impacted
  - Cut their orders and not likely to improve through '10
  - Not impervious to being "blindsided"
    - Paying attention to details

Market Sector and Growth Profile
Military & Defense



Worldwide leader in wired & wireless secured cockpit communications


39%



A global company developing and delivering advanced defense & aerospace systems



Industry leader in satellite communication for both commercial and government markets


Annual Revenue
Revenue ($000's)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY2005
FY2006
FY2007
FY2008

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Market Sector and Growth Profile
Industrial



A world leader providing systems for the production of integrated circuits


30%



Industry leader in atomic clocks and network synchronization



Leaders in locomotive and signaling products for the rail industry.


Annual Revenue
Revenue ($000's)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
FY2005
FY2006
FY2007
FY2008

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Financial Overview

IEC electronics corp
Absolutely, Positively, Perfect and On-Time(SM)

Annual Sales Trend



(In $ Thousands)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$27,701
$19,066
$22,620
$40,914
25%
$51,092
$65,642
2004
2005
2006
2007
2008
TTM as of 6/26/09

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Last Twelve Months ROIC: Comps

Company	EV / LTM EBITDA	Return on Invested Capital*	1-Year LTM EBIT Growth
Nortech	9.9x	0.3%	-97.6%
Plexus	8.8x	17.8%	-30.0%
SMTC	8.0x	2.4%	-78.1%
LaBarge	6.7x	17.7%	-0.2%
IEC	5.8x	16.8%	195.1%
Benchmark	5.6x	11.1%	-13.2%
Celestica	4.5x	21.9%	4.8%
Key Tronic	4.0x	8.7%	-11.8%
SigmaTron	3.4x	6.5%	-39.0%
Sypris	NM	-19.1%	947.6%
Sparton	NM	-5.5%	-26.3%
Median	5.6x	8.7%	-13.2%

Source: Mooreland Partners LLC, Capital IQ



1-Year EBIT Growth Rate
150.0%
100.0%
50.0%
0.0%
-50.0%
-100.0%
-150.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
ROIC = EBIT / Total Capital*
947.6%
Sypris
-19.1%
195.1%
IEC
Sparton
Key Tronic
Benchmark
LaBarge
Celestica
SigmaTron
Plexus
SMTC
Nortech

Notes:
* Return on Invested Capital ("ROIC") is being defined as EBIT / Total Capital.
Total Capital = Book value of common equity + preferred equity + total minority interest + total funded debt – cash and equivalents
- EV / LTM EBITDA multiple based on market data as of July 24, 2009.
- Sypris has an EV / LTM EBITDA multiple exceeding 100x and Sparton has a negative multiple. Both are considered not meaningful ("NM") and symbolized by red spheres.
- "LTM" is last twelve months of reported financials as of March 31, 2009, except for: SigmaTron (1/31/09), Key Tronic (3/28/09), Plexus (4/4/09), Sypris (4/5/09), SMTC (4/5/09), IEC (6/26/09), and Celestica (6/30/09).

LEGEND

Sphere's relative size denotes EV / LTM EBITDA multiple.

IEC electronics corp
Absolutely, Positively, Perfect and On-Time(sm)

Last Three Years ROIC: Comps

Company	EV / LTM EBITDA	Trailing 3-Year ROIC*	3-Year EBIT CAGR
Nortech	9.9x	23.2%	-65.5%
Plexus	8.8x	63.4%	6.3%
SMTC	8.0x	27.7%	-52.1%
LaBarge	6.7x	68.8%	12.2%
IEC	5.8x	127.9%	178.4%
Benchmark	5.6x	25.2%	-14.1%
Celestica	4.5x	24.7%	13.8%
Key Tronic	4.0x	31.9%	-4.6%
SigmaTron	3.4x	19.7%	4.2%
Sypris	NM	-11.8%	NM
Sparton	NM	-22.9%	36.5%
Median	5.6x	25.2%	4.2%

Source: Mooreland Partners LLC, Capital IQ



IEC
Celestica
Sparton
Sypris
SigmaTron
Key Tronic
Plexus
LaBarge
Benchmark
SMTC
Nortech
EBIT 3-Year CAGR
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
-100.0%
-150.0%
-40.0%
-20.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
140.0%
ROIC = EBIT / Total Capital*

Notes:

* Return on Invested Capital ("ROIC") is being defined as EBIT / Total Capital.
Total Capital = Book value of common equity + preferred equity + total minority interest + total funded debt – cash and equivalents

- EV / LTM EBITDA multiple based on market data as of July 24, 2009.
- Sypris has an EV / LTM EBITDA multiple exceeding 100x and Sparton has a negative multiple. Both are considered not meaningful ("NM") and symbolized by red spheres.
- "LTM" is last twelve months of reported financials as of March 31, 2009, except for: SigmaTron (1/31/09), Key Tronic (3/28/09), Plexus (4/4/09), Sypris (4/5/09), SMTC (4/5/09), IEC (6/26/09), and Celestica (6/30/09).

LEGEND

Sphere's relative size denotes EV / LTM EBITDA multiple.

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Growth Continues

Consolidated Statement of Operations

(in thousands, except per share data)

	Quarter Ended		Nine Months Ended		Year Ended
	6/26/2009	6/272008	6/26/2009	6/27/2008	9/30/2008
	(Unaudited)		(Unaudited)		(Audited)
Net Sales	$ 17,346	$ 11,888	49,538	34,988	51,092
Gross Profit	2,790	1,413	7,630	3,942	6,217
Operating Profit	1,327	585	3,416	1,362	2,392
Interest Expense	90	106	304	281	452
Other Expense (Income)	(151)	302	(212)	301	306
Net Income Before Income Taxes	1,388	177	3,329	782	1,634
Net Income	$ 903	$ 868	4,053	1,963	10,477
Diluted Earnings (loss) per share	$ 0.10	$ 0.09	0.43	0.21	1.12
Diluted weighted average shares outstanding	9,322,368	9,455,970	9,386,616	9,194,454	9,337,097

IEC electronics corp

Absolutely, Positively, Perfect and On-Time

Achieving Strong Margins

Quarterly Margin Trends



Percent
18
16
14
12
10
8
6
4
2
0
16.1%
7.7%
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
Gross Profit Margin
Operating Margin

Operating Margin vs. Industry

IEC Operating Margin (ttm):	**6.8%**
IEC Operating Margin (quarter ended 6/26/09):	**7.7%**
Average EMS Sector	
Operating Margin (ttm)*:	**2.55%**

*Includes: LaBarge, Sigmatron, Sparton, KeyTronic, Sanmina, SMTC Corp., Benchmark, Plexus, and Nortech. **Average omits lowest figure.**

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Short Term Outlook

- It is hard to ignore the world around us
  - We do not expect any change to the economic environment for the remainder of ’09
- Anticipate continued growth from a diversified customer base
  - Sales growth between 25-30% for fiscal 2009
- Net income before tax is expected to increase by 150+%

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Looking Ahead


Market Focus
Unique Capability
Goal: $150 million company in 2012
Uncompromising Performance

Creating a more valuable company for our Customers, Employees and Shareholders;

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Conclusion

- A more valuable Company
  - Higher sales, higher margins, and reducing debt
- Markets with long term growth prospects
- Laying the ground work to be a $150 million company in the near future

IEC electronics corp
Absolutely, Positively, Perfect and On-Time